Exhibit 23

                      CONSENT OF INDEPENDENT AUDITORS

     We consent to the incorporation by reference in the Form 10-KSB of Environmental Plasma Arc Technology, Inc. of our report for the year ended December 31, 1995.


                                            JONES, JENSEN & COMPANY, CPA

                                             /s/ Jones, Jensen & Company
                                             ---------------------------
Salt Lake City, Utah
January 3, 1997